Exhibit 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional adviser.

LETTER OF TRANSMITTAL

Relating to

HUNTINGTON INGALLS INDUSTRIES, INC.

Offer to Exchange

up to $600,000,000 2.043% Senior Notes due 2028 that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of our outstanding unregistered 2.043% Senior Notes due 2028

and

up to $400,000,000 0.670% Senior Notes due 2023 that have been registered under the Securities Act, for any and all of

our outstanding unregistered 0.670% Senior Notes due 2023

Pursuant to the Prospectus, dated                 , 2022

The exchange offer will expire at 5:00 p.m., New York City time, on                 , 2022, unless extended (such date and time, as they may be extended, the “expiration date”). We do not currently intend to extend the expiration date. Tenders of Old Notes may be withdrawn at any time prior to the expiration date.

The exchange agent for the exchange offer is:

U.S. Bank Trust Company, National Association

By Mail or Hand Delivery (Registered or Certified Mail Recommended):

U.S. Bank Trust Company, National Association, as exchange agent

Corporate Actions

111 Fillmore Avenue

St. Paul, MN 55107-1402

Attn: Huntington Ingalls Industry Administrator

Cts.specfinance@usbank.com

2.043% Senior Notes due 2028

0.670% Senior Notes due 2023

To Confirm by Telephone:

800-934-6802

By Facsimile Transmission

(for eligible institutions only):

651-466-7367

Delivery of this Letter of Transmittal to an Address Other Than as Set Forth Above Will Not Constitute a Valid Delivery.

This document relates to the exchange offer made by Huntington Ingalls Industries, Inc. whereby we are offering $600,000,000 aggregate principal amount of new 2.043% Senior Notes due 2028 (the “New 2028 Notes”) and $400,000,000 aggregate principal amount of new 0.670% Senior Notes due 2023 (the “New 2023 Notes” and, together with the New 2028 Notes, the “New Notes”) in exchange for an equal amount of outstanding 2.043% Senior Notes due 2028 (the “Old 2028 Notes”) and 0.670% Senior Notes due 2023 (the “Old 2023 Notes” and, together with the Old 2028 Notes, the “Old Notes”).

The exchange offer is described in the Prospectus, dated                 , 2022 (as it may be amended or supplemented from time to time, the “Prospectus”) and in this Letter of Transmittal. All terms and conditions contained, or otherwise referred to, in the Prospectus are deemed to be incorporated in, and form a part of, this Letter of Transmittal. Therefore, you are urged to read carefully the Prospectus and the items referred to in the Prospectus. The terms and conditions contained in the Prospectus, together with the terms and conditions governing this Letter of Transmittal and the instructions herein, are collectively referred to as the “terms and conditions of the exchange offer.”

Upon the satisfaction or waiver of the conditions to the acceptance of Old Notes set forth in the Prospectus under “Description of the Exchange Offer—Conditions to the Exchange Offer,” we will accept for settlement Old Notes that have been validly tendered (and not subsequently validly withdrawn). We will deliver the New Notes on a date (the “settlement date”) promptly after the expiration date.

This Letter of Transmittal is to be used by a holder of Old Notes either if certificates representing Old Notes are to be physically delivered herewith, or delivery of Old Notes is to be made by book-entry transfer to the account maintained by Wells Fargo Bank, National Association (the “Exchange Agent”) at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under the caption “Description of the Exchange Offer—Procedures for Tendering” and an “agent’s message” is not delivered or being transmitted through ATOP (defined below) as described in the Prospectus under the caption “Description of the Exchange Offer—Procedures for Tendering.”

Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu of this Letter of Transmittal pursuant to DTC’s Automated Tender Offer Program (“ATOP”). See procedures set forth in the Prospectus under the caption “Description of the Exchange Offer— Procedures for Tendering.” You should allow sufficient time for completion of the ATOP procedure with DTC if used for tendering your Old Notes prior to the expiration date. By using the ATOP procedures to exchange Old Notes, you will not be required to deliver an executed copy of this Letter of Transmittal to the Exchange Agent. However, you will be bound by its terms just as if you had signed it.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The term “holder” with respect to the exchange offer for Old Notes means any person in whose name such Old Notes are registered on the books of the registrar for the Old Notes, any person who holds such Old Notes and has obtained a properly completed bond power from the registered holder or any participant in the DTC system whose name appears on a security position listing as the holder of such Old Notes and who desires to deliver such Old Notes by book-entry transfer at DTC.

Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent.

List below the Old Notes tendered under this Letter of Transmittal. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

Please note: You do not need to complete the below if your Old Notes are to be tendered by book-entry transfer and an agent’s message is delivered in lieu hereof pursuant to DTC’s ATOP. Please see the section captioned “Description of the Exchange Offer—Procedures for Tendering” in the Prospectus.

DESCRIPTION OF OLD NOTES TENDERED
Name(s) and Address(es) of the DTC Participant(s) or Registered Holder(s) Exactly as Name(s) Appear(s) on Certificates Representing Old Notes (Please Fill In, If Blank)	Old Note(s) Tendered
	Registered Certificate Number(s)*	Series	Aggregate Principal Amount Represented by Note(s)	Principal Amount Tendered**

TOTAL

*	Need not be completed by book-entry holders
**

Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in minimum principal amounts of $2,000 and integral multiples of $1,000 in excess thereof

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Telephone/Facsimile No. for Notices:

Boxes below to be Checked by Eligible Institutions (as defined in Instruction 4 below) Only

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC.

Name of Tendering Institution:

DTC Account Number(s):

Transaction Code Number(s):

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If Guaranteed Delivery is to be made by book-entry transfer:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to Huntington Ingalls Industries, Inc. (the “Company”) for exchange the principal amount of the series of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the principal amount of such series of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes tendered for exchange hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Company in connection with the exchange offer) with respect to the tendered Old Notes with full power of substitution to:

•

deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, to the Company, as applicable, and deliver all accompanying evidences of transfer and authenticity; and

•

present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the exchange offer.

The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that the Company will acquire good and marketable title to the Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right, when the same are accepted for exchange by the Company.

The undersigned acknowledges that the exchange offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the “SEC”), including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Mary Kay Cosmetics, Inc. (available June 5, 1991), Shearman & Sterling (available July 2, 1993) and similar no-action letters (the “Prior No-Action Letters”), that the New Notes issued in exchange for the Old Notes pursuant to the exchange offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any holder that is a broker-dealer who purchased Old Notes directly from the Company for resale and any holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act (except for prospectus delivery obligations applicable to certain broker-dealers), provided that such New Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement or understanding with any person or entity to participate in the distribution (within the meaning of the Securities Act) of such New Notes in violation of the Securities Act. The SEC has not, however, considered this exchange offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the exchange offer as it has in other circumstances.

The undersigned hereby further represents to the Company that (i) any New Notes received will be acquired in the ordinary course of business of the undersigned; (ii) the undersigned does not have an arrangement or understanding with any person or entity to participate in the distribution (within the meaning of the Securities Act) of the New Notes in violation of the Securities Act; (iii) the undersigned is not an “affiliate” of the Company, within the meaning of Rule 405 of the Securities Act; (iv)(a) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of the New Notes; or (b) if the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of the New Notes; provided, however, that by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act; and (v) the undersigned is not acting on behalf of any person or entity who could not truthfully make the statements set forth in (i) through (iv) above.

The undersigned acknowledges that if the undersigned is an “affiliate” of the Company (within the meaning of Rule 405 of the Securities Act) or is tendering Old Notes in the exchange offer with the intention of participating in any manner in a distribution of the New Notes:

•

the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K under the Securities Act; and

•	failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned will not be indemnified by the Company.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by DTC.

For purposes of the exchange offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes that have not been validly withdrawn when, and if, the Company gives oral or written notice of acceptance to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to the exchange offer for any reason will be returned, without expense, to the undersigned promptly after the expiration date.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s successors, assigns, heirs, executors, administrators, personal representatives, trustees in bankruptcy and legal representatives. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption “Description of the Exchange Offer—Withdrawal of Tenders.”

The undersigned acknowledges that the acceptance by the Company of properly tendered Old Notes pursuant to the procedures described under the caption “Description of the Exchange Offer—Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned, on one hand, and the Company, on the other, upon the terms and subject to the conditions of the exchange offer. The representations, warranties and agreements of the undersigned contained in this Letter of Transmittal will be deemed to be repeated and reconfirmed on and as of the expiration date and the settlement date of the exchange offer, which will be promptly following the expiration date.

The exchange offer is subject to certain conditions set forth in the Prospectus under the caption “Description of the Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), the Company may not be required to exchange any of the Old Notes tendered hereby.

Unless otherwise indicated under “Special Issuance Instructions,” the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry tender of Old Notes, that the New Notes be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby directs that the New Notes (and any accompanying documents) be delivered to the address shown below the undersigned’s signature.

If the undersigned has (1) tendered any Old Notes that are not exchanged in the exchange offer for any reason or (2) submitted certificates for more Old Notes than the undersigned wishes to tender, unless otherwise indicated under “Special Issuance Instructions” or “Special Delivery Instructions,” the undersigned hereby directs that certificates for any Old Notes that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below the undersigned’s signature(s) or, in the case of a book-entry transfer of Old Notes, that Old Notes that are not tendered or not exchanged be credited to the account indicated above maintained at DTC, in each case, at the Company’s expense, promptly following the expiration or termination of the exchange offer.

The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” or “Special Delivery Instructions” to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 4 AND 5)

To be completed ONLY if (i) Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the DTC Account Number set forth above.

☐	Issue New Notes to:

☐	Issue Old Notes to:

Name:

Address:

(Include ZIP Code)

(Taxpayer Identification or Social Security Number)

(See Instruction 7 below.)

(Please Type or Print)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 4 AND 5)

To be completed ONLY if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature.

☐	Mail or deliver New Notes to:

☐	Mail or deliver Old Notes to:

Name:

Address:

(Include ZIP Code)

(Taxpayer Identification or Social Security Number)

(See Instruction 7 below.)

(Please Type or Print)

☐	Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account number set forth below:

DTC Account Number:

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ ACCOMPANYING INSTRUCTIONS

(complete accompanying IRS Form W-9 below)

(Signature(s) of Registered Holder(s) of Old Notes)

Dated

(The above lines must be signed by the registered holder(s) of Old Notes as your/their name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 4 regarding signatures on this Letter of Transmittal, printed below.)

Name(s):

(Please Type or Print)

Capacity (Full Title):

Address:

(Include ZIP Code)

Area Code and Telephone Number:

Taxpayer Identification Number:

MEDALLION SIGNATURE GUARANTEE

(if required by Instruction 4)

Certain signatures must be guaranteed by an Eligible Institution (as defined in the instructions below). Please read Instruction 4 of this Letter of Transmittal to determine whether a signature guarantee is required for the tender of your Old Notes.

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)

(Title)

(Name of Firm)

(Area Code and Telephone Number)

Dated:

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Old Notes or Agent’s Message and Book-Entry Confirmations. This Letter of Transmittal is to be completed by tendering holders of Old Notes if (i) certificates for physically tendered Old Notes are to be delivered or (ii) tenders are to be made pursuant to the procedures for delivery by book-entry transfer under DTC’s Automated Tender Offer Program (“ATOP”) set forth in the Prospectus under “Description of the Exchange Offer—Procedures for Tendering” and an agent’s message, which is described further below, is not delivered.

Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu of this Letter of Transmittal. The term “agent’s message” means a message, transmitted by DTC to and received by the Exchange Agent, which states that DTC has received an express acknowledgment from the tendering DTC participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such participant. Certificates for Old Notes or a confirmation of a book-entry transfer to the Exchange Agent’s account at DTC of Old Notes transferred by book-entry transfer (a “Book-Entry Confirmation”), as well as a properly completed and duly executed Letter of Transmittal (or facsimile hereof or, in the case of a book-entry transfer using ATOP, an agent’s message in lieu hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to the expiration date, or the tendering holder must comply with the guaranteed delivery procedures set forth in Instruction 14 below.

Holders who tender their Old Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal; thus, a Letter of Transmittal need not accompany tenders effected through ATOP.

Any financial institution that is a participant in DTC may electronically transmit its acceptance of the exchange offer by causing DTC to transfer Old Notes in accordance with DTC’s ATOP procedures for such transfer prior to the expiration date.

The method of delivery of the tendered Old Notes, this Letter of Transmittal, any Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Delivery of any such documents to DTC will not constitute valid delivery to the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or courier service, properly insured, with return receipt requested. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the expiration date. NO OLD NOTES, LETTERS OF TRANSMITTAL, NOTICES OF GUARANTEED DELIVERY OR ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT TO THE COMPANY.

2. Tender by Holder. Only a registered holder of Old Notes may tender such Old Notes in the exchange offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on such beneficial holder’s behalf or must, prior to completing and executing this Letter of Transmittal and delivering such beneficial holder’s Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder’s name or obtain a properly completed bond power from the registered holder.

3. Partial Tenders. Tenders of Old Notes will be accepted only in minimum principal amounts of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled “Description of Old Notes Tendered” above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be returned to the holder promptly after the expiration or termination of the exchange offer.

4. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes. If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder(s), then said holder(s) need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, in each case that is a participant in the Securities Transfer Agents’ Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges’ Medallion Program approved by the Securities Transfer Association Inc. (each, an “Eligible Institution”).

If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by one or more trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

No signature guarantee is required if:

•

this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered herein (or by a participant in DTC whose name appears on a security position listing as the owner of the tendered Old Notes) and the New Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in DTC, deposited to such participant’s account at DTC) and neither the box entitled “Special Issuance Instructions” nor the box entitled “Special Delivery Instructions” has been completed; or

•	such Old Notes are tendered for the account of an Eligible Institution.

In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

5. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number (see Instruction 7 below) of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address (or account number) of the person signing this Letter of Transmittal.

6. Transfer Taxes. The Company will pay or cause to be paid all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the exchange offer. If, however, a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the exchange offer, including in the event that a tendering holder instructs the Company to register New Notes in the name of, or requests that Old Notes not tendered or not accepted in the exchange offer be returned to, a person other than the registered tendering holder, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of New Notes with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

7. Taxpayer Identification Number. Federal income tax law requires that a holder of any Old Notes or New Notes must provide the Company (as payer) with its correct taxpayer identification number (“TIN”), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding, currently at a rate of 24%, on interest payments on the New Notes.

To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the IRS Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), that the holder is a U.S. person (including a U.S. resident alien) as defined in the instructions to IRS Form W-9, and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the New Notes will be registered in more than one name or will not be in the name of the actual owner, consult the instructions to IRS Form W-9 for information on which TIN to report. If such holder does not have, but has applied or intends to apply for, a TIN, such holder should consult the instructions to IRS Form W-9. Backup withholding, currently at a rate of 24%, may apply to interest payments on the New Notes until a TIN is provided. Certain holders are not subject to the backup withholding and reporting requirements. These holders, which we refer to as exempt holders, include certain foreign persons (other than U.S. resident aliens) and persons listed in the instructions to IRS Form W-9 as payees exempt from backup withholding. Exempt holders (other than certain foreign persons) should indicate their exempt status on the IRS Form W-9. A foreign person (other than a U.S. resident alien) may qualify as an exempt holder by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN or W-8BEN-E or other applicable Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. The applicable IRS Form W-8 may be obtained from the Exchange Agent.

The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company’s obligations regarding backup withholding. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

8. Validity of Tenders. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of tendered Old Notes will be reasonably determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company’s acceptance of which would, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the exchange offer or defects or irregularities of tender as to particular Old Notes. The Company’s interpretation of the terms and conditions of the exchange offer shall be final and binding on all parties. Unless waived, all defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. None of the Company, the Exchange Agent or any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes nor shall any of them incur any liability for failure to give such notification.

9. Waiver of Conditions. The Company in its sole discretion reserves the absolute right to waive, in whole or part, any of the conditions to the exchange offer set forth in the Prospectus.

10. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Notes will be accepted.

11. Mutilated, Lost, Wrongfully Taken or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, wrongfully taken or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, wrongfully taken or destroyed Old Notes have been followed.

12. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

13. Withdrawal. Tenders may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption “Description of the Exchange Offer—Withdrawal of Tenders.”

14. Guaranteed Delivery Procedures. Holders of Old Notes who wish to tender their Old Notes and (1) whose Old Notes are not immediately available, (2) who cannot deliver their Old Notes, the Letter of Transmittal or any other documents required to be delivered to the Exchange Agent prior to the expiration date or (3) who cannot complete the procedures for delivery by book-entry transfers prior to the expiration date, may effect a tender if:

•	the tender is made through an Eligible Institution;

•

prior to the expiration date, the Exchange Agent receives from such holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery by mail or hand delivery setting forth the name and address of the holder, the certificate number of numbers of the tendered Old Notes and the principal amount of tendered Old Notes, stating that the tender is being made thereby and guaranteeing that, prior to 5:00 p.m., New York City time, within three (3) business days after the expiration date, the tendered Old Notes, a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry transfer using ATOP, an agent’s message in lieu thereof) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

•

a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry transfer using ATOP, an agent’s message in lieu thereof), any other required documents and the tendered Old Notes in proper form for transfer or a Book-Entry Confirmation must be received by the Exchange Agent prior to 5:00 p.m., New York City time, within three (3) business days after the expiration date.

Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the expiration date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

IMPORTANT: This Letter of Transmittal or a manually signed facsimile hereof or, in the case of a book-entry transfer using ATOP, an agent’s message in lieu hereof (together with the Old Notes delivered by book-entry transfer or in original hard copy form and all other required documents or the Notice of Guaranteed Delivery) must be received by the Exchange Agent prior to the expiration date.

ALL TENDERING HOLDERS MUST COMPLETE THE FOLLOWING IRS FORM W-9 (OR COMPLETE THE APPLICABLE IRS FORM W-8).